Exhibit 10.25
EXECUTION COPY
FIRST AMENDMENT TO TCH SUBORDINATION AND INTERCREDITOR
AGREEMENT
Dated as of June 22, 2006
     This FIRST AMENDMENT TO TCH SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Amendment”) is by and among TCH FUNDING CORP., a Delaware corporation (“TCH”), AMERICAN CAPITAL STRATEGIES, LTD. (“ACS”), AIG ANNUITY INSURANCE COMPANY, AMERICAN GENERAL LIFE INSURANCE COMPANY, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY and AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY (collectively, “AIG” and together with ACS, the “Subordinated Creditors”) in favor of Credit Suisse, in its capacity as administrative agent under the Senior Credit Agreement (as hereinafter defined) (the “Senior Administrative Agent”) and AMERICAN CAPITAL FINANCIAL SERVICES, INC., as agent under the Note Purchase Agreement (as hereinafter defined) (“ACFS”). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Tensar Holdings Subordination and Intercreditor Agreement (as hereinafter defined).
PRELIMINARY STATEMENTS:
     A. In connection with the transactions contemplated by the Lease/Purchase Facilities Documents and the Second Lien Commodities Purchase Facility Documents, TCH, ACS, AIG, the Senior Administrative Agent and ACFS entered into the TCH Subordination and Intercreditor Agreement, dated as of October 31, 2005 (as amended, supplemented or otherwise modified from time to time, the “TCH Subordination and Intercreditor Agreement”) and TCH, Tensar Holdings and TCO entered into a Subordination and Intercreditor Agreement, dated as of October 31, 2005 (as amended, supplemented or otherwise modified from time to time, the “Tensar Holdings Subordination and Intercreditor Agreement”);
     B. TCH, Tensar Holdings and TCO have agreed to amend the Tensar Holdings Subordination and Intercreditor Agreement to provide, among other things, for an increase in the amount of “Senior Obligations” (as defined therein); and
     D. In connection with the amendment of the Tensar Holdings Subordination and Intercreditor Agreement, the Senior Administrative Agent requires that the parties hereto enter into this Amendment.
     1. Amendment. Subject to the satisfaction of the conditions set forth in Section 2 hereof, the definition of “Tensar Holdings Subordination and Intercreditor Agreement” in Section 1 of the TCH Subordination and Intercreditor Agreement is hereby amended to insert the words “as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Senior Documents and the Subordinated Documents” after the words “Exhibit B”.
     2. Conditions to Effectiveness. This amendment will become effective upon receipt by the Senior Administrative Agent of counterparts of this Amendment signed by each of TCH, ACS, AIG and ACFS.
     3. Reference to and Effect on the TCH Subordination and Intercreditor Agreement.

          (a) Upon and after the effectiveness of this Amendment, each reference in the TCH Subordination and Intercreditor Agreement to “this Agreement”, “hereunder”, “hereof or words of like import referring to such TCH Subordination and Intercreditor Agreement (or “thereunder”, “thereof or words of like import referring to such TCH Subordination and Intercreditor Agreement), shall mean and be a reference to such TCH Subordination and Intercreditor Agreement as amended hereby.
          (b) Except as specifically amended by this Amendment, the TCH Subordination and Intercreditor Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
     4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment, as the case may be.
     5. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Signature pages follow]

2

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

SUBORDINATED CREDITORS

AMERICAN CAPITAL STRATEGIES, LTD.

By:	/s/ Jeffrey N. MacDowell
Name: Jeffrey N. MacDowell
Title: Senior Vice President
[FIRST AMENDMENT TO TCH SUBORDINATION AND INTERCREDITOR AGREEMENT]

SUBORDINATED CREDITORS

AIG ANNUITY INSURANCE COMPANY

By:	/s/ Jeffrey P. Kelly Name: Jeffrey P. Kelly
Title: Managing Director

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:	/s/ Jeffrey P. Kelly Name: Jeffrey P. Kelly
Title: Managing Director

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Jeffrey P. Kelly Name: Jeffrey P. Kelly
Title: Managing Director

AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ Jeffrey P. Kelly Name: Jeffrey P. Kelly
Title: Managing Director
[FIRST AMENDMENT TO TCH SUBORDINATION AND INTERCREDITOR AGREEMENT]

SENIOR CREDITORS:

CREDIT SUISSE, Cayman Islands Branch, as Administrative Agent

By:	/s/ Bill O’Daly Name: BILL O’DALY
Title: DIRECTOR

By:	/s/ Rianka Mohan Name: RIANKA MOHAN
Title: ASSOCIATE
[FIRST AMENDMENT TO TCH SUBORDINATION AND INTERCREDITOR AGREEMENT]

SENIOR CREDITORS:

AMERICAN CAPITAL FINANCIAL SERVICES, INC.

By:	/s/ Jeffrey N. MacDowell
Name: Jeffrey N. MacDowell
Title: Senior Vice President
[FIRST AMENDMENT TO TCH SUBORDINATION AND INTERCREDITOR AGREEMENT]

          The undersigned hereby acknowledges and agrees to the foregoing terms and provisions.

TCH FUNDING CORP. a Delaware corporation

By:	/s/ John M. DeMilt
Name:	John M. DeMilt
Title:	Vice President
[FIRST AMENDMENT TO TCH SUBORDINATION AND INTERCREDITOR AGREEMENT]